SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): JANUARY 15, 2001


                                  VIZACOM INC.
             (Exact name of registrant as specified in its charter)




            DELAWARE                1-14076             22-3270045
  (State or other jurisdiction     (Commission         (IRS Employer
         of incorporation)         File Number)      Identification No.)



          GLENPOINTE CENTER EAST
         300 FRANK W. BURR BOULEVARD
             TEANECK, NEW JERSEY                          07666
 (Address of principal executive offices)               (Zip Code)



                                 (201) 928-1001
              (Registrant's telephone number, including area code)

Item 5.     Other Matters.

     On January 15, 2001, our board of directors approved a plan to restructure our operations and management team. We have decided to move our principal executive offices to the Bohemia, New York offices of our PWR Systems, Inc. subsidiary and to close our Teaneck, New Jersey office as part of an effort to significantly reduce the Company's expenses. We plan to dispose of certain assets which may include our Serif Software and international businesses in order to focus on our core U.S. interactive solutions and systems integration business. Mark E. Leininger, our president and chief executive officer, has resigned these positions and as a director of the Company. Mr. Leininger will continue to assist us in a consulting capacity. Vincent DiSpigno, our new president, will be responsible for our operations, including the implementation of the restructuring. Edward J. Proctor will no longer serve as our Vice President and Chief Technology Officer. In addition, Marc E. Jaffe, our chairman, has accepted an executive position at Rodale Inc. and has therefore resigned as chairman but will continue to serve as a director. Neil M. Kaufman will serve as our chairman on an interim basis without cash compensation. In light of the planned divestiture of our international businesses, Norman Alexander is expected to resign as a director effective January 31, 2001.

     We have taken these actions pursuant to a plan that is intended to result in operating successfully. We believe that, by continuing to develop and enhance our U.S. interactive and e-solutions business and eliminating excess overhead costs, including those associated with overseas operations, the Company can establish a positive cash flow and enhance its focus on core business objectives; however, no assurance can be given in this regard. Should we complete the divestiture of our Serif software and international businesses, our business will then principally consist of our Vizy Interactive subsidiaries Vizy Interactive New York, an interactive agency, and PWR Systems, an e-solutions and systems integration business. We also expect to retain ownership and may license certain rights to market and sell our Software Publishing Corporation products such as Harvard Graphics .

     We have entered into an agreement dated as of January 15, 2001 with SOS Resource Services Inc. pursuant to which we retained SOS Resource for the purpose of providing investor relations, public relations and corporate communications and other services for a one-year term. We can terminate this agreement at any time. Pursuant to this agreement, we have agreed to issue to SOS Resource (a) an aggregate of 300,000 shares of our common stock (100,000 of which shares are subject to a lockup agreement that prohibits their sale prior to July 15, 2001), (b) three-year warrants to purchase 100,000 shares of our common stock which are immediately exercisable at an exercise price of $.25 per share, and (c) three-year warrants to purchase 100,000 shares of our common stock exercisable commencing July 15, 2001 at an exercise price of $1.00 per share.

     In January 2001, we accepted subscriptions for and sold a total of 1,490,000 shares of our common stock to 13 accredited investors for gross proceeds of $372,500. The issuances of these shares were private transactions exempt from registration pursuant to Section 4(2) of and Regulation D under the Securities Act.

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

     In connection with our obtaining consents of our independent auditor, Richard A. Eisner & Company, LLP. and the independent auditors of certain of our wholly owned subsidiaries including Ernst & Young, the auditor of the financial statements of our subsidiary Serif (Europe) Limited with respect to the fiscal year ended 1999, as required in order for us to file an amendment to our Registration Statement on Form S-3 with the SEC, Ernst & Young has reissued its auditors' report relating to the 1999 financial statement of Serif (Europe) Limited to include the following language:

     "Since the date of completion of our audit of the financial statements and initial issuance of our report thereon dated March 27, 2000, as discussed in Note 1, the Company's businesses have not returned to profitability,  and the  Company is in need of  financial  support.
     Note 1 describes the directors' plans to address this issue. Since the majority of these plans have not yet been implemented there is substantial doubt about the Company's ability to continue as a going concern."

Serif (Europe) Limited amended Note 1 to its financial statements to add the following:

     "Subsequent to 27 March 2000, the company's new call centre service for web-based businesses has not developed as previously envisaged and the company's desk top publishing business has not returned to profitability. The Directors, in conjunction with the directors of the parent company, have formulated plans to provide the company with adequate finances and to reduce costs, including: terminating the company's recently started operations in Germany. In addition, the parent company is seeking to raise additional funds some of which might be provided to the company, as well as attempting to find a buyer for the company who will provide the necessary financial support. The company's ability to continue as a going concern is likely to depend on the successful implementation of these plans and therefore there is substantial doubt about the company's ability to continue as a going concern."

     In light of the reissuance of Ernst & Young's report, Richard A. Eisner & Company, LLP reissued its report relating to our consolidated financial statements for the year ended December 31, 1999 and we amended our consolidated financial statement for the year ended December 31, 1999 to add the following language as footnote No. 16:

     "Developments after March 27, 2000 (unaudited)

     Preliminary Consolidated Results for 2000
     -----------------------------------------

     The Company reported a net loss of $6,714,637 for the nine months ended September 30, 2000, and negative working capital of $2,851,568 at September 30, 2000. The Company has made a preliminary estimate that it incurred a further net loss of approximately $2.7 million during the fourth quarter of 2000, and that it had a working capital deficiency of approximately $3.8 million as of December 31, 2000. These estimates are tentative and are subject to adjustment. The

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

     Company's budget over the twelve months ending December 31, 2001 indicates that it will need to raise approximately $2 million to meet liquidity and capital expenditure requirements through one or more debt or equity offerings, through the disposition of assets or through a merger or acquisition. There can be no assurance that cash outflows will not accelerate or that based on currently anticipated levels of activity the Company will be successful in arranging or completing any such financing or other transactions, or that the terms of any such financing or other transactions will alleviate for a reasonable period of time the negative conditions and circumstances. If the Company is unable to raise the necessary capital, its status as a going concern might be adversely affected.

     Reissuance of report of independent auditors with respect to Serif (Europe) Limited
     ----------------------------------------------------------------------

     On January 26, 2001, the auditors of the Company's wholly owned UK-based subsidiary, Serif (Europe) Limited, reissued their report with respect to such subsidiary's financial statements as of and for the year ended December 31, 1999. Such report, as reissued, includes a newly-added explanatory paragraph which contains language concerning such subsidiary's uncertain going concern status."


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
     Not applicable.

(b)  PRO FORMA FINANCIAL INFORMATION.
     Not applicable.

(c)  EXHIBITS.
     Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number    Description
------    -----------
 10.1 Settlement and Release Agreement, dated January 15, 2001, between Vizacom Inc. and Mark E. Leininger.
 10.2 Agreement, dated as of January 15, 2001, between SOS Resource Services, Inc. and Vizacom Inc.
 10.3 Lock-up Agreement, dated as of January 15, 2001, between SOS Resource Services, Inc. and Vizacom Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    January 30, 2001

                                                   VIZACOM INC.


                                         By:      /s/ Alan W. Schoenbart
                                            -----------------------------------
                                                    Alan W. Schoenbart
                                              Vice President - Finance and
                                                Chief Financial Officer

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
                          EXHIBIT INDEX

Exhibit
Number    Description
------    -----------
 10.1 Settlement and Release Agreement, dated January 15, 2001, between Vizacom Inc. and Mark E. Leininger.
 10.2 Agreement, dated as of January 15, 2001, between SOS Resource Services, Inc. and Vizacom Inc.
 10.3 Lock-up Agreement, dated as of January 15, 2001, between SOS Resource Services, Inc. and Vizacom Inc.

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